Employee benefit plans - Net periodic benefit cost for defined benefit plans (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Mar. 31, 2019
Employee Benefit Plans [Abstract]
Service cost	¥ 6,721	¥ 12,079	¥ 11,270
Interest cost	1,786	1,766	2,180
Expected return on plan assets	(5,826)	(6,038)	(6,068)
Amortization of net actuarial losses	5,519	5,654	3,831
Amortization of prior service cost	(1,521)	(1,137)	(1,059)
Net periodic benefit cost	¥ 6,679	¥ 12,324	¥ 10,154